UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.2 0549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 29, 2008
ENTERPRISE PRODUCTS PARTNERS L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-14323	76-0568219
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1100 Louisiana, 10th Floor, Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, including Area Code: (713) 381-6500
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.
     The information set forth under Item 5.02 hereof is incorporated by reference into this Item 1.01.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     (e) On January 29, 2008, the unitholders of Enterprise Products Partners L.P. (the “Partnership”) approved the Enterprise Products 2008 Long-Term Incentive Plan (the “Incentive Plan”), which provides for awards of Partnership units and other rights to the Partnership’s non-employee directors and to consultants and employees of EPCO, Inc. (“EPCO”) and its affiliates providing services to the Partnership. Awards under the Incentive Plan may be granted in the form of restricted units, phantom units, unit options, unit appreciation rights and distribution equivalent rights. The Incentive Plan will be administered by the Audit, Conflicts and Governance Committee (the “ACG Committee”) of the board of directors of the Partnership’s general partner. Up to 10,000,000 of the Partnership’s units may be granted as awards under the Incentive Plan, with such amount subject to adjustment as provided for under the terms of the plan.
     The exercise price of unit options or unit appreciation rights awarded to participants will be determined by the ACG Committee (at its discretion) at the date of grant and may be no less than the fair market value of the option award as of the date of grant. The Incentive Plan may be amended or terminated at any time by the board of directors of EPCO or the ACG Committee of our general partner; however, any material amendment, such as a significant increase in the number of units available under the plan or a change in the types of awards available under the plan, would require the approval of the unitholders of the Partnership. The ACG Committee is also authorized to make adjustments in the terms and conditions of, and the criteria included in awards under the plan in specified circumstances. The Incentive Plan is effective until January 29, 2018 or, if earlier, the time which all available units under the Incentive Plan have been delivered to participants or the time of termination of the plan by EPCO or the ACG Committee of our general partner.
     The summary of the Incentive Plan in this report does not purport to be complete and is qualified by reference to the previously reported information regarding the Incentive Plan and the form thereof contained in the Proxy Statement filed by the Partnership on December 31, 2007.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

10.1	Enterprise Products 2008 Long-Term Incentive Plan (incorporated by reference to Exhibit A to the Proxy Statement filed by Enterprise Products Partners L.P. on December 31, 2007).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERPRISE PRODUCTS PARTNERS L.P.
By:	ENTERPRISE PRODUCTS GP, LLC,
its General Partner

Date: February 4, 2008	By:	/s/ Michael J. Knesek
		Name:	Michael J. Knesek
		Title:	Senior Vice President, Controller and Principal Accounting Officer of Enterprise Products GP, LLC

EXHIBIT INDEX

Exhibit Number	Exhibit Description

10.1	Enterprise Products 2008 Long-Term Incentive Plan (incorporated by reference to Exhibit A to the Proxy Statement filed by Enterprise Products Partners L.P. on December 31, 2007).